UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2021

SIENTRA, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36709

Delaware	20-5551000
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

420 South Fairview Avenue, Suite 200

Santa Barbara, CA 93117

(Address of principal executive offices, with zip code)

(805) 562-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SIEN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

AuraGen Aesthetics, LLC

On December 31, 2021, Sientra, Inc., a Delaware corporation (“Sientra”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with AuraGen Aesthetics LLC (“AuraGen”) pursuant to which Sientra purchased substantially all of the assets of AuraGen relating to its fat grafting technology, including the AuraGen 1-2-3™ with AuraClens™ system. The total consideration paid by Sientra to AuraGen (the “Closing Consideration”) consists of (i) $1,000,000 in cash at the closing (the “Initial Cash Consideration”), (ii) $3,000,000 in cash on the first annual anniversary of the Purchase Agreement (the “Anniversary Cash Consideration”), and (iii) an aggregate total of 3,930,655 shares of Sientra’s Common Stock (the “Sientra Shares”) issued at closing. In addition to the Closing Consideration, Sientra shall pay additional contingent consideration of up to $8.5 million (the “Milestone Payments” and “Earnout Shares” and, together with the Closing Consideration, the “Asset Purchase Consideration”) to AuraGen based on the achievement of certain clinical endpoints following the completion of the Study (as defined in the Asset Purchase Agreement). The Milestone Payments may be payable in cash, stock or a combination of both at the election of Sientra, with the Earnout Shares payable in stock or cash at the election of AuraGen.

In addition to Asset Purchase Consideration, as consideration for the sale, assignment, transfer and delivery of the Purchased Assets, Sientra also shall assume and discharge certain liabilities of AuraGen. The Purchase Agreement contains customary representations and warranties and indemnification provisions.

The above description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The representations, warranties, and covenants contained in the Purchase Agreement have been made solely for the purposes of the Purchase Agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; are not intended as statements of fact to be relied upon by the parties’ stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders or other security holders. Except as specifically set forth in the Purchase Agreement, security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of any actual state of facts or of the condition of Sientra. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Sientra’s public disclosures. Sientra acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements of this Current Report on Form 8-K not misleading.

MidCap Amendment

On December 31, 2021, in connection with the Asset Purchase, Sientra entered into Limited Consent and Second Amendment (the “Term Loan Amendment”) to Second Amended and Restated Credit and Security Agreement (Term Loan) (as amended, the “Term Loan Agreement”), dated February 5, 2021, with certain of Sientra’s wholly owned subsidiaries, the lenders party thereto and MidCap Financial Trust, as agent, in order to permit Sientra to enter into the Purchase Agreement and consummate the Asset Purchase under the Term Loan Agreement.

Also on December 31, 2021, Sientra entered into Limited Consent and Fifth Amendment (the “Revolving Loan Amendment”) to Amended and Restated Credit and Security Agreement (Revolving Loan) (as amended, the “Revolving Loan Agreement”), dated July 1, 2019, with certain of Sientra’s wholly owned subsidiaries, the lenders party thereto and MidCap Financial Trust, as agent, in order to permit Sientra to enter into the Purchase Agreement and consummate the Asset Purchase under the Revolving Loan Agreement.

The above descriptions of the Term Loan Amendment and Revolving Loan Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such agreement, copies of which are attached hereto as Exhibits 10.2 and 10.3 and incorporated herein by reference.

Deerfield Amendment

Also on December 31, 2021, in connection with the Asset Purchase, Sientra entered into Amendment No. 3 (the “Facility Amendment”) to the Facility Agreement, dated March 11, 2020, with Deerfield Partners, L.P. in order to permit Sientra to enter into the Purchase Agreement and consummate the Asset Purchase.

The above description of the Facility Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Facility Amendment, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 3.02. Creation of a Direct Financial Obligation of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 3.02 by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1*	Asset Purchase Agreement to Facility Agreement, dated December 31, 2021, by and between Sientra, Inc. and AuraGen Aesthetics LLC.

10.2	Limited Consent and Second Amendment to Second Amended and Restated Credit and Security Agreement (Term Loan), dated December 31, 2021, by and among Sientra, Inc., certain of its wholly owned subsidiaries, the lenders party thereto and MidCap Financial Trust.

10.3	Limited Consent and Fifth Amendment to Amended and Restated Credit and Security Agreement (Revolving Loan), dated December 31, 2021, by and among Sientra, Inc., certain of its wholly owned subsidiaries, the lenders party thereto and MidCap Financial Trust.

10.4	Amendment No. 3 to the Facility Agreement, dated December 31, 2021, by and between Sientra, Inc. and Deerfield Partners, L.P.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Certain portions of the Exhibit have been redacted pursuant to Reg. S-K Item 601 (b) (10)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIENTRA, INC.

Date: January 5, 2022	By:	/s/ Oliver Bennett
Oliver Bennett
General Counsel